Palmer Square Absolute Return Fund
Class A – PSQAX, Class I - PSQIX
A series of Investment Managers Series Trust

Supplement dated January 29, 2015, to the
Summary Prospectus, the Prospectus and the Statement of Additional Information
dated September 1, 2014

Reduction of Advisory Fee and Expense Cap

Effective February 1, 2015, Palmer Square Capital Management LLC (the “Advisor”) has agreed to lower its management fee from 1.35% to 0.99% of the Fund’s average daily net assets.  In addition, the Advisor has agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses described below, by 0.46%, to 1.39% and 1.64% of the average daily net assets of the Fund's Class I and Class A shares, respectively.  Accordingly, the Fund’s Summary Prospectus and Prospectus are supplemented by replacing the “Fees and Expenses” table with the following table:

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of asset value at purchase or redemption)	1.00%1	None
Redemption fee (as a percentage of amount redeemed)	None	None
Wire fee	$20	$20
Overnight check delivery fee	$15	$15
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses2 (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.99%		0.99%
Distribution and/or service (12b-1) fees		0.25%		None
Other expenses		1.04%		1.04%
Dividend and interest expense on short sales	0.61%		0.61%
Shareholder servicing fee	0.09%		0.09%
All other expenses	0.34%		0.34%
Acquired fund fees and expenses		0.01%		0.01%
Total annual fund operating expenses3		2.29%		2.04%
Fee waiver and/or expense reimbursements4		(0.03)%		(0.03)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursements)3,4		2.26%		2.01%

1.
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.	The expense information in the table has been restated to reflect the current Management Fee and expense limitation arrangement, both effective February 1, 2015.
3.
The total annual fund operating expenses and total annual fund net operating expenses after fee waivers and/or expense reimbursements do not correlate to the ratio of expenses to average net assets appearing in the financial highlights tables, which reflect only the operating expenses of the Fund and do not include acquired fund fees and expenses.

4.
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses (as determined in accordance with Form N-1A), interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.64% and 1.39% of the average daily net assets of the Fund's Class A shares and Class I shares, respectively.  This agreement is effective until August 31, 2015, and it may be terminated before that date only by Trust's Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

In addition, the table under “Example” in the Fund’s Summary Prospectus and Prospectus is replaced with the following table:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$791	$1,244	$1,724	$3,045
Class I shares	$204	$ 634	$1,093	$2,364

Effective February 1, 2015, all references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information to the annual management fee and expenses caps are revised as indicated above.

Please file this Supplement with your records.

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